SGI PRUDENT GROWTH FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

	NUMBER
EXCHANGE-TRADED FUNDS - 38.7%	OF SHARES	VALUE
Exchange-Traded Funds — 38.7%
Financial Select Sector SPDR Fund	2,670	$94,705
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	12,290	239,778
Invesco QQQ Trust Series 1	160	49,325
Invesco S&P 500 Low Volatility ETF	2,110	136,918
iShares 5-10 Year Investment Grade Corporate Bond ETF	1,400	73,738
iShares Core 1-5 Year USD Bond ETF	12,880	618,626
iShares Core MSCI EAFE ETF	5,880	387,492
iShares Core S&P Small-Cap ETF	670	67,858
iShares Core U.S. Aggregate Bond ETF	12,140	1,256,126
iShares Edge MSCI Min Vol EAFE ETF	1,040	70,564
iShares Edge MSCI Min Vol USA ETF	3,170	232,868
iShares Gold Trust *	610	21,271
iShares MSCI EAFE Value ETF	1,410	69,682
iShares MSCI USA Momentum Factor ETF	330	48,196
iShares MSCI USA Small-Cap Min Vol Factor ETF	1,980	69,656
iShares TIPS Bond ETF	990	117,751
Schwab US Dividend Equity ETF	1,170	91,950
SPDR Portfolio S&P 500 ETF	3,930	190,919
Vanguard S&P 500 ETF	2,270	861,874
Vanguard Short-Term Inflation-Protected Securities ETF	6,210	316,337
		5,015,634
TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,191,610)		5,015,634
MUTUAL FUNDS - 48.3%
Mutual Funds — 48.3%
SGI Global Equity Fund, Class I	84,773	2,959,437
SGI Small Cap Core Fund, Class I	47,760	1,235,562
SGI US Large Cap Equity Fund, Class I	82,689	1,552,896
SGI US Small Cap Equity Fund, Class I	45,441	518,478
		6,266,373
TOTAL MUTUAL FUNDS
(Cost $6,396,445)		6,266,373
SHORT-TERM INVESTMENTS - 12.6%
U.S. Bank Money Market Deposit Account, 0.50% (a)	1,631,590	1,631,590
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,631,590)		1,631,590
TOTAL INVESTMENTS - 99.6%
(Cost $13,219,645)		12,913,597
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		57,729
NET ASSETS - 100.0%		$12,971,326

*	Non-income producing security
(a)	The rate shown is as of May 31, 2022.
ETF	Exchange-Traded Funds
The accompanying notes are an integral part of the portfolio of investments.

SUMMIT GLOBAL INVESTMENTS, LLC
PORTFOLIO OF INVESTMENTS
MAY 31, 2022 (UNAUDITED)

PORTFOLIO VALUATION – Investments in the underlying fund are valued at the SGI Prudent Growth Fund ("Fund") net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds ("ETFs") are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.
• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 — Prices are determined using significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2022, in valuing each Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SGI Prudent Growth Fund
Exchange-Traded Funds	$5,015,634	$5,015,634	$-	$-
Mutual Funds	6,266,373	6,266,373	-	-
Short-Term Investments	1,631,590	1,631,590	-	-
Total Investments*	$12,913,597	$12,913,597	$-	$-

* Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.